Exhibit 10.1


                                [CompuMed letterhead]

                            AMENDMENT TO WARRANT AGREEMENT
                            ------------------------------


                    AMENDATORY AGREEMENT, dated as of July 29, 1997, between CompuMed, Inc., a Delaware corporation (the "Company"), and U.S. Stock Transfer Corporation, a California corporation (the "Warrant Agent").

                    WHEREAS, the Company and the Warrant Agent entered into a Warrant Agreement, dated as of August 3, 1992 (the "Warrant Agreement"), pursuant to which the Company retained the Warrant Agent to act on behalf of the Company in connection with the issuance, transfer, exchange and replacement of Warrant Certificates for Warrants issued by the Company as part of Units in a 1992 public offering;

                    WHEREAS, each Warrant Certificate presently entitles the registered holder to purchase on or before the close of business on August 2, 1997 (the "Expiration Date") one fully paid and nonassessable share of Common Stock at an Exercise Price of $3.75 for each ten Warrants evidenced by such Certificate;

                    WHEREAS, the Board of Directors of the Company has decided to extend the Expiration Date of the Warrants for two years; and

                    WHEREAS, the Company and the Warrant Agent wish to amend the Warrant Agreement to provide for the extension of the Expiration Date;

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree to the following:

                    1.   EXPIRATION DATE.  The Expiration Date as set forth
                         ---------------
          in the first paragraph of Section 2 of the Warrant Agreement shall be changed to on or before the close of business on August 2, 1999. All references in the Warrant Agreement to August 2, 1997 shall be changed to August 2, 1999.

                    2.   EFFECT OF AMENDMENT.  The Company and the Warrant
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          Agent shall take all actions as may be required under the Warrant
          Agreement to effect the extension of the Expiration Date, including, but not limited to, marking the extended Expiration Date on the Warrant Certificates submitted for transfer, exchange or replacement, and having the termination of the Warrant Agreement be as of the extended Expiration Date or as otherwise provided in Section 27 of the Warrant Agreement.

                    3.   WARRANT AGREEMENT REMAINS IN FORCE.  Except as
                         ----------------------------------
          expressly set forth in this Amendatory Agreement, the Warrant Agreement remains unmodified and in full force and effect.

                    4.   MISCELLANEOUS.
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                    4.1  DEFINED TERMS.  Terms used as defined terms in
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          this Amendatory Agreement without definition shall have the same definition as the defined term in the Warrant Agreement.

                    4.2  COUNTERPARTS.  This Amendatory Agreement may be
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          executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be duly executed as of the day and year first written above.

                                        COMPUMED, INC.


                                        By:  /s/ Rod Raynovich
                                           ----------------------------
                                             Rod Raynovich, President


                                        U.S. STOCK TRANSFER CORPORATION


                                        By:  /s/ Richard C. Brown
                                           ----------------------------
                                             Name:  RICHARD C. BROWN
                                             Title: VICE PRESIDENT